SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2001

                                  CWMBS, INC.

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWMBS, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-2

On May 25, 2001, The Bank of New York, as Trustee for CWMBS, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2001, among CWMBS, INC. as Depositor, CWMBS INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWMBS, INC., MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-2 relating to the distribution date of May 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2001


                                  CWMBS, INC.


                          By: /s/ Courtney Bartholomew-  MBS Unit
                              ------------------------------
                          Name:   Courtney Bartholomew-  MBS Unit
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2001


          ------------------------------------------------------------
                                   CWMBS INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total          Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.          Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        234,774,134.70    7.000000%     6,976,183.86  1,369,515.79    8,345,699.65     0.00       0.00
                        PO            260,572.08    0.000000%           252.38          0.00          252.38     0.00       0.00
                        X         229,194,536.70    0.614126%             0.00    117,295.25      117,295.25     0.00       0.00
Residual                AR                  0.00    7.000000%             0.00          0.00            0.00     0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           4,119,182.21    7.000000%         2,901.84     24,028.56       26,930.40     0.00       0.00
                        B1          1,997,179.25    7.000000%         1,406.95     11,650.21       13,057.17     0.00       0.00
                        B2            998,589.63    7.000000%           703.48      5,825.11        6,528.58     0.00       0.00
                        B3            873,765.92    7.000000%           615.54      5,096.97        5,712.51     0.00       0.00
                        B4            748,942.22    7.000000%           527.61      4,368.83        4,896.44     0.00       0.00
                        B5            624,956.74    7.000000%           440.26      3,645.58        4,085.84     0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        244,397,322.76     -            6,983,031.93  1,541,426.30    8,524,458.23     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        227,797,950.84              0.00
                                PO            260,319.70              0.00
                                X         222,225,653.73              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           4,116,280.37              0.00
                                B1          1,995,772.30              0.00
                                B2            997,886.15              0.00
                                B3            873,150.38              0.00
                                B4            748,414.61              0.00
                                B5            624,516.48              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        237,414,290.83     -
--------------------------------------------------------------------------------

                             Payment Date: 05/25/01


          ------------------------------------------------------------
                                   CWMBS INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    234,774,134.70     7.000000% 12669BE99    29.040328      5.700995    948.273074
                           PO        260,572.08     0.000000% 12669BF31     0.630854      0.000000    650.700669
                           X     229,194,536.70     0.614126% 12669BF49     0.000000      0.515318    976.312541
Residual                   AR              0.00     7.000000% 12669BF23     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       4,119,182.21     7.000000% 12669BF56     0.703477      5.825105    997.886150
                           B1      1,997,179.25     7.000000% 12669BF64     0.703477      5.825106    997.886150
                           B2        998,589.63     7.000000% 12669BF72     0.703477      5.825106    997.886150
                           B3        873,765.92     7.000000% 12669BF80     0.703477      5.825106    997.886150
                           B4        748,942.22     7.000000% 12669BF98     0.703477      5.825106    997.886150
                           B5        624,956.74     7.000000% 12669BG22     0.703477      5.825106    997.886164
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     244,397,322.76       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                                   CWMBS INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       237,414,290.88   237,414,290.88
Loan count                    603              603
Avg loan rate           7.838454%             7.84
Prepay amount        6,810,823.85     6,810,823.85

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        44,508.35        44,508.35
Sub servicer fees            0.00             0.00
Trustee fees             1,832.98         1,832.98


Agg advances                  N/A              N/A
Adv this period         15,274.56        15,274.56

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.171696%           100.000000%            235,034,706.78
   -----------------------------------------------------------------------------
   Junior            3.828304%             0.000000%              9,356,020.29
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           5                 1,616,495.72
60 to 89 days                           1                   470,549.31
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 6                 2,087,045.03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,524,458.23          8,524,458.23
Principal remittance amount            6,983,031.93          6,983,031.93
Interest remittance amount             1,541,426.30          1,541,426.30